UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, IN 47708
(Address of principal executive offices, including zip code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 OTHER EVENTS.

On April 27, 2009, Old National Bancorp (the "Company") issued a press release announcing that the Company's Board of Directors declared a quarterly cash dividend of $.07 per common share, a reduction of $.16 from the $.23 per common share paid in March of 2009. The dividend is payable June 15, 2009 to shareholders of record on June 1, 2009. The Company also issued a letter to its shareholders discussing the board of directors' decision to reduce the quarterly dividend to common shareholders.

Copies of the press release and shareholder letter are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release dated April 27, 2009.
Exhibit 99.2	Old National Bancorp letter to its shareholders dated April 27, 2009.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: April 27, 2009

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President, Chief Legal Officer
and Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release dated April 27, 2009.
Exhibit 99.2	Old National Bancorp letter to its shareholders dated April 27, 2009.